UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011 (April 29, 2011)

DE Acquisition 2, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53925	27-2205605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o New Asia Partners LLC US Bancorp Center, Suite 2690 800 Nicollet Mall Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

(612) 279-2030
(Registrant’s telephone number, including area code)
100 South Fifth Street, 19th Floor Minneapolis, MN 55402
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01    Change in Registrant’s Certifying Accountant.

(1)           (i)           On April 29, 2011, DE Acquisition 2, Inc. (the “Company”) dismissed MaloneBailey, LLP (“MaloneBailey”) as its independent certified public accountant.

(ii)           Since February 24, 2010 (inception) through February 28, 2011, and the interim period preceding the dismissal of MaloneBailey, MaloneBailey’s report on the financial statements contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles. MaloneBailey’s report contained an explanatory paragraph describing going concern contingencies.

(iii)           The dismissal was authorized and approved by the Board of Directors of the Company.

(iv)           Since February 24, 2010 (inception) through February 28, 2011, and the interim period preceding the dismissal of MaloneBailey, there were no disagreements with MaloneBailey on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that MaloneBailey furnish it with a letter addressed to the United States Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated May 3, 2011, furnished by MaloneBailey in response to that request, is filed as Exhibit 16.1 to this Current Report.

(2)   On April 29, 2011, the Company engaged Baker Tilly Virchow Krause, LLP (“BTVK”) as its new independent certifying public accountant.  The engagement of BTVK was approved by the Company’s board of directors. During the two most recent fiscal years and the interim period preceding the engagement of BTVK, the Company has not consulted with BTVK regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by BTVK or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

     (d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit
Number                            Description
------------                          ---------------
 16.1                            Letter to SEC from MaloneBailey, LLP, dated May 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DE ACQUISITION 2, INC.

Date: May 3, 2011	By:	/s/ Dennis Nguyen
Dennis Nguyen
President